Member loans	12 Months Ended
Dec. 31, 2013
Member loans [Abstract]
Member loans

Note 7 - Member loans:

In 2007, the Company entered into several demand loans with a member totaling $4,392,777 that accrue interest ranging from 6% to 12%. On February 27, 2009, $1,000,000 was converted to equity. In 2012, one of the notes for $500,000 was forgiven by the member in exchange for all of our membership interest in an investment in 408 W 15 Members LLC, an unrelated party, which was held by the Company. There was no gain or loss recognized in this exchange. At December 31, 2012, $4,181,391, including accrued interest of $1,398,925 was outstanding under these loans. In 2013, the Company entered into two demand loans with a member totaling $2,000,000. All outstanding principal and accrued interest as of October 16, 2013 was repaid in conjunction with the Merger. Interest expense recognized related to these member loans was $358,104 and $281,299 in 2013 and 2012, respectively.

On October 13, 2009, the Company entered into a promissory note with a member in the amount of $750,000, with interest accruing at a monthly rate of 12%. Principal and all unpaid and accrued interest are due on October 13, 2014. Subsequently, this member provided additional funds in the amount of $26,652 to the Company to be paid in accordance with the terms above. The loan was repaid in 2012. Interest expense recognized related to this member loan was $8,408 in 2012. These notes, along with accrued interest, were repaid in conjunction with the Merger.

On December 9, 2011, TOG UK entered into two loan agreements with entities that are controlled by a member for funds up to £230,000 and £300,000. The loans were due on demand and are accruing interest at an interest rate of 8%. These notes, along with accrued interest, were repaid in conjunction with the Merger. At December 31, 2012, $846,222 was outstanding under these loans. Interest expense recognized related to these loans was $72,167 and $45,379 in 2013 and 2012, respectively.